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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                              CORPORATE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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          INDEPENDENT REPRESENTATIVE INFORMATION - PRODUCT(S) SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                                PRODUCTS ORDERED
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Quantity

_____ THE CORPORATE PACKAGE: $495.00

     o    Corporate Book and Seal
     o Corporation filing with the state of your choice ( individual state filing fees separate)
     o    MSTG  Solutions,   Inc.  Limited  Edition  Book:   Establishing   Your
          Corporation & The Secrets to Corporate Credits

TOTAL AMOUNT TO BE CHARGED:                                $ __ __ __ __ . __ __
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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER

                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I authorize MSTG Solutions, Inc. to charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I acknowledge that I have until midnight of the third [3] business day to inform the MSTG Solutions, Inc. corporate offices of any cancellation or changes to this agreement. I also acknowledge that I cannot cancel the processing of the corporation once the accomplished "Authorization to Form Corporation" is received for processing by MSTG Solutions, Inc. I am aware that the only responsibility of MSTG Solutions, Inc. is to provide the service of incorporating (i.e., forming a corporation). The one-page form, called "Authorization to Form Corporation," shall be filed or accomplished by my party. The information I will provide on the "Authorization to Form Corporation" will be provided at my sole discretion. I have been advised by MSTG Solutions, Inc. to consult with independent legal, financial and tax professionals in determining final information to be provided in the "Authorization to Form Corporation."


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PRINT NAME                    SIGNATURE                             DATE

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